UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2010

CFS BANCORP, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Indiana	000-24611	35-2042093
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
707 Ridge Road Munster, IN		46321 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (219) 836-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Daryl D. Pomranke, President and Chief Operating Officer, and Jerry A. Weberling, Executive Vice President and Chief Financial Officer, of CFS Bancorp, Inc. (the “Company”) are presenting the materials attached to this Current Report as Exhibit 99.1 in meetings with certain investors.

Pursuant to Regulation FD, the Company is furnishing the information in this report (including the exhibit) pursuant to Item 7.01 of Form 8-K. This information is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Investor Presentation, July 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2010	CFS BANCORP, INC. (Registrant) By: /s/Jerry A. Weberling Name: Jerry A. Weberling Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Investor Presentation, July 2010